AMENDED AND RESTATED
             SUPPLEMENTAL RETIREMENT INCOME AGREEMENT


          THIS AMENDED AND RESTATED SUPPLEMENTAL RETIREMENT INCOME AGREEMENT by and between FLEMING COMPANIES, INC., an Oklahoma corporation (the "Company") and WILLIAM J. DOWD, an individual (the "Executive") dated this 18th day of August, 1998 (the "Agreement").

                           WITNESSETH:

          WHEREAS, the Executive has previously executed that certain Offer For Compensation dated July 7, 1995 (the "Offer") which provided the Executive a "supplemental retirement income"
(the "Prior Benefit") in addition to other benefits; and

          WHEREAS, subsequent to the Offer, the Company selected the Executive to be a participant in that certain nonqualified retirement plan entitled "Supplemental Retirement Income Plan of Fleming Companies, Inc. and Its Subsidiaries" (the "Prior Plan"); and

          WHEREAS, the Company and the Executive never executed an agreement to evidence the participation of the Executive in the Prior Plan; and

          WHEREAS, the Executive and the Company cancelled that portion of the Offer which provided for the Prior Benefit upon the execution of that certain Supplemental Retirement Income Agreement dated February 25, 1997 (the "Original Agreement") and

          WHEREAS, the Company provided a "supplemental retirement income" pursuant to the terms of the Original Agreement; and

          WHEREAS, the Company and the Executive executed that certain First Amendment to the Supplemental Retirement Income
Agreement on February 23, 1998 (the "First Amendment"); and

          WHEREAS, the Company and the Executive desire to further amend the Original Agreement by execution of this Amended and Restated Supplemental Retirement Income Agreement (the "Agreement") which shall serve as an amendment, restatement and continuation of the Original Agreement, as amended by the First Amendment and this Agreement.

          NOW, THEREFORE, in consideration of the covenants, provisions and other valuable consideration, the receipt of which is hereby acknowledged by the Executive, the parties hereto agree as follows:

          1.   Supplemental Retirement Income and Cancellation of
Prior Benefit.

               (a) Supplemental Retirement Income. The Executive shall be entitled to receive annual supplemental retirement income (the "Supplemental Retirement Income") upon his termination from the employ of the Company or any subsidiary (the "Subsidiary") of which the Company owns 80% or more of the outstanding voting common stock, provided, he remains continuously employed as of the following applicable dates:

                                                 Vested
                         Attained Date      Annual Supplemental
               Year      of Employment       Retirement Income

After year     1         7/24/1996                            -0-
               2         7/24/1997                            -0-
               3         7/24/1998                            -0-
               4         7/24/1999                            -0-
               5         7/24/2000                          $81,000
               6         7/24/2001                           92,570
               7         7/24/2002                          104,140
               8         7/24/2003                          115,710
               9         7/24/2004                          127,280
               10        7/24/2005                          138,850
               11        7/24/2006                          150,420
               12        7/24/2007                          162,000

Further, in the event that the Executive terminates employment between any of the applicable required attained dates of employ-ment, the Executive's Supplemental Retirement Income will be interpolated by subtracting the most recent vested amount of Supplemental Retirement Income from the next vested amount of Supplemental Retirement Income, dividing such difference by 12 and multiplying the quotient by the number of completed whole months of employment between the last attained date of employment and the date of termination of employment of the Executive.

For example, if the Executive terminates employment with the
Company or a Subsidiary on October 15th, 2000, then, the Execu-
tive's Supplemental Retirement Income would equal  $82,928.32 calculated as follows:

Supplemental Retirement Income at 7/24/2001:              $92,570

Supplemental Retirement Income at  7/24/2000 =            $81,000
                                                          -------
Difference                                                 11,570

Divided by 12 =                                           $964.17
Completed months of service from 7/24/2000-10/15/2000    x      2
Additional Supplemental Retirement Income               $1,928.34

Vested Supplemental Retirement Income at 7/24/2000      81,000.00
                                                        ---------
Total Supplemental Retirement Income                   $82,928.34
                                                       ==========

               (b)  Cancellation of Prior Benefit.  In
consideration of the Supplemental Retirement Income provided in this Agreement, the Prior Benefit is hereby cancelled and rescinded in all respects. Except to the extent that the Offer has been amended to delete the Prior Benefit, the Offer shall continue in accordance with its terms.

          2. Manner of Payment of Supplemental Retirement Income. The Supplemental Retirement Income will be paid to the Executive and his designated beneficiary (the "Beneficiary"), if applicable, in the manner elected below: (Check and initial One Box Only)

                        Methods of Payment

Option    1.   [ ]  Life of Executive Only (Single Life Basis)
Option    2.   [ ]  50% Joint Annuitant Survivor Benefit
Option    3.   [ ]  75% Joint Annuitant Survivor Benefit
Option    4.   [X]  100% Joint Annuitant Survivor Benefit
Option    5.   [ ]  5 Year Period Certain
Option    6.   [ ]  10 Year Period Certain
Option    7.   [ ]  15 Year Period Certain

The actual amounts payable to the Executive will depend upon the date that the Executive terminates employment. The Supplemental Retirement Income will be paid at least quarterly as determined by the Compensation and Organization Committee (the "Committee") of the Company. If no election is made, the benefit will automat-ically be paid on a "single life basis" under Option 1, above. Refer to Exhibit "A" for a complete description of the Methods of Payment.

          Provided, notwithstanding that the Executive has elected the optional form of benefit as provided in this Section 2, at any time prior to the date the payment of the Executive's Supplemental Retirement Income commences, the Executive (or his Beneficiary in the case of death) may make a written request to the Committee that his Supplemental Retirement Income be paid in any of the optional forms of payment described above or in the form of a single lump sum payment, and, if the Committee approves such request consid-ering all relevant facts and circumstances, payment may be made in one of such optional forms of payment or in a lump sum. The deci-sion to make payment in one of the optional forms of payment or in a lump sum shall be made in the Committee's sole discretion and its decision shall be final and conclusive.

          3.   Termination of Employment.

               (a) Termination Prior to July 24, 2000. In the event that the Executive terminates employment for any reason prior to July 24, 2000, then, except as provided in Section (b) below, the Executive shall have no rights of any kind whatsoever in the Supplemental Retirement Income (or any other benefit) otherwise paid pursuant to this Agreement.

               (b)  Acceleration of Accrual of Supplemental
Retirement Income Upon Change of Control. In the event that there is a "change of control" ("Change of Control") as such term is defined in Section 3(c) of this Agreement, and within three years following such Change of Control, the Executive's employment is terminated for any reason by either the Company or the Executive, the Executive shall be entitled to his Supplemental Retirement Income earned by such Executive as of his date of termination of employment but in no event will the amount be less than the benefit which the Executive would have been entitled to if the Executive remained in the continuous employ of the Company until July 24, 2000 ($81,000 paid annually on a single life basis), with such Supplemental Retirement Income to be paid beginning immediately upon the termination of employment.

               (c) Change of Control. For purposes of this Agreement, a "Change of Control" shall mean:

                    (i)    The acquisition by any individual,
               entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Ex-change Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more (the "Triggering Percentage") of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, how-ever, in the event the "Incumbent Board" (as such term is hereinafter defined) pursuant to authority granted in any rights agreement to which the Company is a party (the "Rights Agreement") lowers the acquisition threshold percentages set forth in such Rights Agree-ment, the Triggering Percentage shall be automatically reduced to equal the threshold percentages set pursuant to authority granted to the board in the Rights Agreement; and provided, further, however, that the following acquisitions shall not constitute a Change of
               Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acqui-sition by any corporation pursuant to a trans-action which complies with clauses (x), (y), and (z) of subsection (iii) of this Section 3(c); or

                    (ii)   Individuals who, as of
               the date hereof, constitute the
               Board (the "Incumbent Board") cease
               for any reason to constitute at
               least a majority of the Board; pro-
               vided, however, that any individual
               becoming a director subsequent to
               the date hereof whose election,
               appointment or nomination for elec-
               tion by the Company's shareholders,
               was approved by a vote of at least a
               majority of the directors then com-
               prising the Incumbent Board shall be
               considered as though such individual
               were a member of the Incumbent
               Board, but excluding, for purposes
               of this definition, any such indi-
               vidual whose initial assumption of
               office occurs as a result of an
               actual or threatened election con-
               test with respect to the election or
               removal of directors or other actual
               or threatened solicitation of
               proxies or consents by or on behalf
               of a Person other than the Board; or

                    (iii)  Approval by the share-
               holders of the Company of a reorga-
               nization, share exchange, merger or
               consolidation or acquisition of
               assets of another corporation (a
               "Business Combination"), in each
               case, unless, following such Busi-
               ness Combination, (x) all or sub-
               stantially all of the individuals
               and entities who were the beneficial
               owners, respectively, of the Out-
               standing Company Common Stock and
               Outstanding Company Voting Securi-
               ties immediately prior to such Busi-
               ness Combination will beneficially
               own, directly or indirectly, more
               than 50% of, respectively, the then
               outstanding shares of common stock
               and the combined voting power of the
               then outstanding voting securities
               entitled to vote generally in the
               election of directors, as the case
               may be, of the corporation resulting
               from such Business Combination (in-
               cluding, without limitation, a cor-
               poration which as a result of such
               transaction will own the Company
               through one or more subsidiaries) in
               substantially the same proportions
               as their ownership, immediately
               prior to such Business Combination
               of the Outstanding Company Common
               Stock and Outstanding Company Voting
               Securities, as the case may be, (y)
               no Person (excluding any employee
               benefit plan (or related trust) of
               the Company or such corporation
               resulting from such Business Combi-
               nation) will beneficially own, di-
               rectly or indirectly, 20% or more
               of, respectively, the then outstand-
               ing shares of common stock of the
               corporation resulting from such
               Business Combination or the combined
               voting power of the then outstanding
               voting securities of such corpora-
               tion except to the extent that such
               ownership existed prior to the Busi-
               ness Combination, and (z) at least a
               majority of the members of the board
               of directors of the corporation
               resulting from such Business Combi-
               nation will have been members of the
               Incumbent Board at the time of the
               execution of the initial agreement,
               or of the action of the Board, pro-
               viding for such Business Combina-
               tion; or

                    (iv)   Approval by the share-
               holders of the Company of (x) a
               complete liquidation or dissolution
               of the Company or, (y) the sale or
               other disposition of all or substan-
               tially all of the assets of the
               Company, other than to a corpora-
               tion, with respect to which follow-
               ing such sale or other disposition,
               (A) more than 50% of, respectively,
               the then outstanding shares of com-
               mon stock of such corporation and
               the combined voting power of the
               then outstanding voting securities
               of such corporation entitled to vote
               generally in the election of direc-
               tors will be beneficially owned,
               directly or indirectly, by all or
               substantially all of the individuals
               and entities who were the beneficial
               owners, respectively, of the Out-
               standing Company Common Stock and
               Outstanding Company Voting Securi-
               ties immediately prior to such sale
               or other disposition in substantial-
               ly the same proportion as their
               ownership, immediately prior to such
               sale or other disposition, of the
               Outstanding Company Common Stock and
               Outstanding Company Voting Securi-
               ties, as the case may be, (B) less
               than 20% of, respectively, the then
               outstanding shares of common stock
               of such corporation and the combined
               voting power of the then outstanding
               voting securities of such corpora-
               tion entitled to vote generally in
               the election of directors will be
               beneficially owned, directly or
               indirectly, by any Person (excluding
               any employee benefit plan (or relat-
               ed trust) of the Company or such
               corporation), except to the extent
               that such Person owned 20% or more
               of the Outstanding Company Common
               Stock or Outstanding Company Voting
               Securities prior to the sale or
               disposition, and (C) at least a
               majority of the members of the board
               of directors of such corporation
               will have been members of the Incum-
               bent Board at the time of the execu-
               tion of the initial agreement, or of
               the action of the Board, providing
               for such sale or other disposition
               of assets of the Company.

          4. Restrictions on Alienation of Benefits. No right or benefit under this Agreement shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit. If the Executive or Beneficiary under this Agreement should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right to a benefit under this Agreement, then such right or benefit shall, in the discretion of the Committee, be held or applied for the benefit of the Executive or Beneficiary, his spouse, children, or other depen-dents, or any of them, in such manner and in such portion as the Committee, in its sole and absolute discretion, may deem proper.

          5. No Trust. No action under this Agreement by the Company, its Board of Directors or the Committee shall be construed as creating a trust, escrow or other secured or segregated fund in favor of the Executive, his Beneficiary, or any other persons otherwise entitled to his Supplemental Retirement Income. The status of the Executive and his Beneficiary with respect to any liabilities assumed by the Company hereunder shall be solely those of unsecured creditors of the Company and/or any Subsidiary. Any asset acquired or held by the Company or any Subsidiary in connection with liabilities assumed by it hereunder, shall not be deemed to be held under any trust, escrow or other secured or segregated fund for the benefit of the Executive or his Benefici-aries or to be security for the performance of the obligations of the Company or any Subsidiary, but shall be, and remain a general, unpledged, unrestricted asset of the Company or any Subsidiary at all times subject to the claims of general creditors of the Company or any Subsidiary.

          6. Withholding and Other Employment Taxes. The Company shall comply with all federal and state laws and regulations respecting the withholding, deposit and payment of any income or other taxes relating to any payments made under this Agreement.

          7.   Claims Procedure.

               (a) The Committee shall make all determinations as to the right of any person to benefits. If any request for a benefit is wholly or partially denied, the Committee shall notify the person requesting the pension benefits, in writing, of such denial, including in such notification the following information:

               (b)  the specific reason or reasons for such denial;

               (c)  the specific references to the pertinent
          Agreement provisions upon which the denial is based;

               (d) a description of any additional material and information which may be needed to clarify the request, including an explanation of why such information is required; and

               (e) an examination of this Agreement's review procedure with respect to denial of benefits.

Provided, that any such notice to be delivered to any Executive or Beneficiary shall be mailed by certified or registered mail and shall be written to the best of the Committee's ability in a manner that may be understood without legal counsel.

          8. Review Procedure. The Executive or Beneficiary whose claim has been denied in accordance with Section 7 herein may appeal to the Committee for review of such denial by making a written request therefor within 60 days of receipt of the notifica-tion of such denial. The Executive or Beneficiary may examine documents pertinent to the review and may submit to the Committee written issues and comments. Within 60 days after receipt of the request for review, the Committee shall communicate to the claimant, in writing, its decision, and the communication shall set forth the reason or reasons for the decision and specific reference to those Agreement provisions upon which the decision is based.

          9. Records and Reports. The Committee shall exercise such authority and responsibility as it deems appropriate in order to comply with governmental regulations relating to records of the Executive's accounts and benefits which may be paid under the Agreement; and to notify the Executive and Beneficiaries as required.

          10. Other Committee Powers and Duties. The Committee shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

               (a) to construe and interpret the Agreement in its sole and absolute discretion, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

               (b) to prescribe procedures to be followed by the Executive or Beneficiary filing applications for bene-fits;

               (c) to prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Agreement;

               (d) to receive from the Company and from the Execu-tive and Beneficiaries such information as shall be necessary for the proper administration of the Agreement;

               (e) to furnish the Company, upon request, such reports with respect to the administration of the Agreement as are reasonable and appropriate;

               (f) to appoint and employ individuals and any other agents it deems advisable, including legal counsel, to assist in the administration of the Agreement and to render advice with respect to any responsibility of the Committee, or any of its individual members, under the Agreement;

               (g) to allocate among themselves who shall be responsible for specific duties and to designate fiduci-aries (other than Committee members) to carry out responsibilities under the Agreement; provided that any such allocations shall be reduced to writing, signed by all Committee members, and filed in a permanent Committee minute book; and

               (h) to maintain continuing review of applicable laws, implementing regulations thereto and suggest changes and modifications to the Company in connection with delegations of responsibility, as appropriate, and amendments to the Agreement.

          11. Rules and Decisions. The Committee may adopt such rules as it deems necessary, desirable, or appropriate. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Executive or Beneficiary, the Company or the legal counsel of the Company.

          12. Committee Procedures. The Committee may act at a meeting or in writing without a meeting. The Committee shall have a chairman, and appoint a secretary, who may or may not be a Committee member. The secretary shall keep a record of all meetings in a permanent Committee minute book and forward all necessary communications to the Company. The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs. All decisions of the Committee shall be made by the vote of the majority including actions in writing taken without a meeting. A dissenting Committee member who, within a reasonable time after he has knowledge of any action or failure to act by the majority, registers his dissent in writing delivered to the other Committee members, to the extent permitted by law, shall not be responsible for any such action or failure to act.

          13. Assumption of Agreement. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform the Company's and any Subsidiary's obligations under this Agreement in the same manner and to the same extent that the Company or such Subsidiary would be required to perform if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any succes-sion shall be a breach by the Company of its obligations under this Agreement and shall entitle the Executive to payment from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive's employment was terminated immediately following a Change of Control, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the date of termination of employment.

          14. Forfeiture of All Benefits. In the event that (i) the Executive is discharged from employment service with the Company for acts of dishonesty, fraud, theft, embezzlement, (ii) upon the conviction by a court of competent jurisdiction of a crime that is deemed to be a felony under the laws of the State of Oklahoma (or any other state) or laws of the United States, or
(iii) in the event the Executive commits any other act or acts which are injurious and adversely impacts the Company in any manner whatsoever, then, in such events, the Committee, in its sole discretion, may determine that any benefit which would otherwise be provided to the Executive under the Agreement or the Agreement shall be forfeited in its entirety, and it shall thereafter be deemed as if the Executive never was selected for participation in the Agreement.

          15. Minimum Benefit. Notwithstanding any provision of this Agreement to the contrary, in the event that the Company selects and the Executive agrees to be a participant in the Prior Plan or any successor thereto, then, the Supplemental Retirement Income accrued under this Agreement shall be the minimum benefits to be provided to the Executive under such Prior Plan.

          16.  Miscellaneous.

               16.1  Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the State of Oklahoma, without reference to principles of conflict of laws.

               16.2 Headings. The captions of this Agreement are not part of the provisions hereof and shall have no force and effect.

               16.3 Taxes. The Executive acknowledges that the payments and benefits to which he is entitled to under this Agreement will be includable in his taxable income. Accordingly, Executive agrees (i) to pay all required income, employment and other taxes attributable to such payments and benefits and (ii) that the Company may be required to withhold all applicable taxes from such payments and benefits.

               16.4 Amendment. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective heirs, successors, assigns or the legal representatives, as the case may be.

               16.5 Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               If to Executive:

               William J. Dowd
               18701 Woody Creek Drive
               Oklahoma City, Oklahoma  73003

               If to the Company:

               Fleming Companies, Inc.
               6301 Waterford Boulevard
               P.O. Box 26647
               Oklahoma City, Oklahoma 73126

               Attention: Craig A. Grant, Senior Vice President -
                          Organizational Strategies and Management
                          Development

or such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communica-tions shall be effective when actually received by the addressee.

               16.6 Severability. The invalidity or enforce-ability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agree-ment.

               16.7 No Waiver. The Company's or the Executive's failure to insist upon strict compliance with any provision hereof shall not be deemed to be a waiver of such provision or any other provision hereof.

               16.8 Entire Agreement. This Agreement contains the entire understanding of the Company and Executive with respect to the subject matter hereof.

               16.9 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the Company, Executive, their respective heirs, successors, assigns or legal representatives, as the case may be.

          IN WITNESS WHEREOF, Executive has hereunto set his hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

          EXECUTED the date and year first above written.

                                FLEMING COMPANIES, INC., a corpo-
                                ration


                                By:
                                    Craig A. Grant
                                   Senior Vice President -
                                     Organizational Strategies and
                                      Management Development


                                          "COMPANY"


                                William J. Dowd

                                          "EXECUTIVE"

                           EXHIBIT "A"

                Description of Methods of Payment



METHOD 1 - Life of
Participant Only:               A Supplemental Retirement Income
                                will be paid for the Executive's
                                life only.  Upon the Executive's
                                death, all payments of Supplemen-
                                tal Normal Retirement Income
                                shall cease.

METHOD 2 - 50%
Joint Annuitant
Survivor Benefit:               A reduced amount of Supplemental
                                Retirement Income will be paid to
                                the Executive for his life, then,
                                at the Executive's death 50% of
                                such amount shall be paid to the
                                Executive's surviving Bene-
                                ficiary.  In the event that the
                                Executive's surviving Beneficiary
                                has predeceased him, or should
                                otherwise die after the Execu-
                                tive's death, then no further
                                payments will be paid under
                                Method 2 or this Agreement.

METHOD 3 - 75%
Joint Annuitant
Survivor Benefit:               A reduced amount of Supplemental
                                Retirement Income will be paid to
                                the Executive for his life, then,
                                at the Executive's death 75% of
                                such amount shall be paid to the
                                Executive's surviving Beneficiary.
                                In the event that the
                                Executive's surviving Beneficiary
                                has predeceased him, or should
                                otherwise die after the Execu-
                                tive's death, then no further
                                payments will be due under Method
                                3 or this Agreement.

METHOD 4 - 100%
Joint Annuitant
Survivor Benefit:               A reduced amount of Supplemental
                                Retirement Income will be paid to
                                the Executive for his life, then,
                                at the Executive's death 100% of
                                such amount shall be paid to the
                                Executive's surviving Bene-
                                ficiary.  In the event that the
                                Executive's surviving Beneficiary
                                has predeceased him, or should
                                otherwise die after the Execu-
                                tive's death, then no further
                                payments will be due under Method
                                4 or this Agreement.

METHOD 5 - 5 Year
Period Certain:                 A reduced amount of Supplemental
                                Retirement Income will be paid
                                for a period of 5 years certain.
                                After the expiration of such 5
                                year period, payments shall then
                                continue for the Executive's life
                                in the same amount.  In the event
                                of the Executive's death during
                                the 5 year period certain, then,
                                the balance of such payments due
                                only during such 5 year period
                                will be paid to the Executive's
                                surviving Beneficiary.  After the
                                expiration of such 5 year period,
                                then all payments shall cease.
                                In the event of the expiration of
                                such 5 year period, and the Executive
                                dies, then, no further benefits will
                                be paid under METHOD 5 or this Agreement.

METHOD 6 - 10 Year
Period Certain:                 A reduced amount of Supplemental
                                Retirement Income shall be paid
                                for a period of 10 years certain.
                                After the expiration of such 10
                                year period, payments shall then
                                continue for the Executive's life
                                in the same amount.  In the event
                                of the Executive's death during
                                the 10 year period certain, then,
                                the balance of such payments due
                                only during such 10 year period
                                will be paid to the Executive's
                                surviving Beneficiary.  After the
                                expiration of such 10 year
                                period, then all payments shall
                                cease.  In the event of the
                                expiration of such 10 year
                                period, and the Executive dies,
                                then, no further benefits will be
                                paid under METHOD 6 or this Agreement.

METHOD 7 - 15 Year
Period Certain:                 A reduced amount of Supplemental
                                Retirement Income shall be paid
                                for a period of 15 years certain.
                                After the expiration of such 15
                                year period, payments shall then
                                continue for the Executive's life
                                in the same amount.  In the event
                                of the Executive's death during
                                the 15 year period certain, then,
                                the balance of such payments due
                                only during such 15 year period
                                will be paid to the Executive's
                                surviving Beneficiary.  After the
                                expiration of such 15 year
                                period, then all payments shall
                                cease.  In the event of the
                                expiration of such 15 year
                                period, and the Executive dies,
                                then, no further benefits will be
                                paid under METHOD 7 or this Agreement.